Exhibit 10.1

LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement is entered into as of July 6 2006 and effective as of May 1, 2006, by and between Xenogen Corporation (“Xenogen”), Xenogen Biosciences Corporation (collectively with Xenogen, the “Borrower”) and Silicon Valley Bank (“Bank”).

RECITALS

A. Borrower and Bank entered into that certain Amended and Restated Loan and Security Agreement, dated August 2, 2005, as amended or modified from time to time (the “Loan Agreement”). Defined terms used but not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

B. Borrower has requested that Bank amend the Loan Agreement as hereinafter provided, and Bank is willing to do so on the terms and conditions set forth herein.

AGREEMENT

1. DESCRIPTION OF EXISTING OBLIGATIONS: Among other Obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to the Loan Agreement. The Loan Agreement provides for, among other things, a Committed Revolving Line in the original principal amount of $13,000,000. Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the “Obligations.”

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Obligations shall be referred to as the “Security Documents”. Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3. MODIFICATIONS TO LOAN AGREEMENT.

3.1 Section 6.8 of the Loan Agreement is amended to read in full as follows:

6.8 Liquidity. Xenogen shall maintain at all times a ratio of: (i) (x) Xenogen’s consolidated unrestricted cash (and equivalents) maintained at Bank or one of its Affiliates (measured at any time), plus (y) Eligible Accounts (based on the then most recent Compliance Certificate), to (ii) the Obligations of at least 1.4:1.0.

3.2 The Loan Agreement is hereby amended to add a new affirmative covenant as Section 6.11 thereto as follows:

6.11 Sale of Xenogen. Borrowers covenant and agree that a merger between Xenogen and Caliper Life Sciences, Inc. or sale of the capital or assets of Xenogen to Caliper Life Sciences, Inc. shall be consummated on or before August 31, 2006.

3.3 Section 12.10 of the Loan Agreement is hereby deleted in its entirety and replaced by, “Intentionally omitted.”

3.4 Section 13 of the Loan Agreement is hereby amended to delete therefrom the definition of “Modified Quick Ratio,” “Remaining Months Liquidity” and “Threshold Event.”

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower’s representations, warranties, and agreements as set forth in the Existing Loan Documents, and such representations and warranties will be true and correct as of the date hereof, except for the representations and warranties set forth in the Existing Loan Documents which speak as of the date of the Loan Agreement or other specific date (in which case Borrower represents and warrants that such representations and warranties were true and correct on such date). Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

6. CONDITIONS PRECEDENT. The effectiveness of this Loan Modification Agreement is conditioned upon (i) Borrower’s execution and delivery hereof to Bank, and (ii) Borrower’s payment of any and all Bank Expenses.

This Loan Modification Agreement is executed as of the date first written above.

BORROWER:		BANK:

XENOGEN CORPORATION		SILICON VALLEY BANK

By:	/s/ WILLIAM A. ALBRIGHT, JR.	By:	/s/ JASON O. HUGHES
Name:	WILLIAM A. ALBRIGHT, JR.	Name:	JASON O. HUGHES
Title:	SENIOR VP, FINANCE AND OPERATIONS, CFO	Title:	V.P.

XENOGEN BIOSCIENCES CORPORATION

By:	/s/ WILLIAM A. ALBRIGHT, JR.
Name:	WILLIAM A. ALBRIGHT, JR.
Title:	CFO

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